UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               AUGUST 20, 1998

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                        Commission File Number 0-13393


NEVADA                                                              36-3183870
------                                                              ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                          Identification Number)



                501 Seventh Street, Rockford, Illinois  61104
                                (815) 968-2241



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On August 20, 1998, AMCORE Financial, Inc. ("Registrant") engaged the accounting firm of KPMG Peat Marwick LLP (KPMG), as its independent accountants. KPMG replaces McGladrey & Pullen, LLP ("McGladrey") as of the date reported above. The change in the Registrant's independent accountants was the result of a formal proposal process involving three accounting firms. The change followed a decision by the Registrant to outsource its internal auditing function to McGladrey. The decision to change accountants was approved by the Registrant's Audit and Executive Committee's of the Board of Directors.

During the two most recent fiscal years and the subsequent interim period prior to June 30, 1998, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, nor any reportable events.

McGladrey's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the following events has occurred within the Registrant's two most recent fiscal years or the subsequent interim period preceding the change in accountants:

        (A) McGladrey has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

        (B) McGladrey has not advised the Registrant that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

        (C) McGladrey has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to its attention that if further investigated could (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements) or cause it to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements, and (ii) due to McGladrey's resignation, or for any other reason, McGladrey did not so expand the scope of its audit or conduct such further investigation; or,

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        (D)     McGladrey has not advised the Registrant that information has come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covered by an audit report (including information that, unless resolved to McGladrey's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to McGladrey's resignation, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation.

During the two most recent fiscal years, and the subsequent interim period prior to engaging KPMG, neither the Registrant nor anyone on its behalf, consulted KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, which advice was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant has requested that McGladrey furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of McGladrey's letter to the SEC dated August 24, 1998 is attached as an exhibit to this report.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

                16.1    Letter re Change in Certifying Accountant

                99.1    Press Release dated August 24, 1998




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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                       AMCORE FINANCIAL, INC.



                                       By:   /s/  John R. Hecht
                                             -------------------------------
                                       Name:      John R. Hecht
                                       Title:     Executive Vice President &
                                                  Chief Financial Officer



Date:   August 27, 1998







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